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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): February 3, 1998


                          CAPSTONE CAPITAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)


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
      MARYLAND                                    1-11345                            63-1115479
(State of Incorporation)                   (Commission File Number)              (I.R.S. Employer
                                                                                 Identification No.)
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                       1000 URBAN CENTER DRIVE, SUITE 630
                            BIRMINGHAM, ALABAMA 35242
               (Address of Principal Executive Offices / Zip Code)


                                 (205) 967-2092
              (Registrant's telephone number, including area code)




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Item 5.           Other Events

                  In connection with the Registration Statement on Form S-3 (Registration No. 333 31639), effective September 26, 1997, of Capstone Capital Corporation, a Maryland corporation (the "Company"), and the related Prospectus dated September 26, 1997 and Prospectus Supplement dated February 3, 1998, the Company has entered into an Underwriting Agreement with Salomon Smith Barney, Smith Barney Inc., Legg Mason Wood Walker, Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and J.C. Bradford & Co. for an offering of up to 5,750,000 of common stock, par value $.001 per share ("Common Stock"), including up to 750,000 shares of Common Stock subject to the underwriters' over-allotment option, at $24.4375 per share, for an aggregate offering price of $122,187,500.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits

         (a)      Financial Statements of Business Acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

                  1.1 Underwriting Agreement dated February 3, 1998 among the Company and Smith Barney Inc., Legg Mason Wood Walker, Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and J.C. Bradford & Co.
                  5.1      Opinion of Sirote & Permutt, P.C.
                  5.2      Opinion of Ballard, Spahr, Andrews & Ingersoll



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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     CAPSTONE CAPITAL CORPORATION




    Date:    February 9, 1998        By: /s/ John W. McRoberts
                                        ---------------------------------------
                                         John W. McRoberts
                                         President and Chief Executive Officer


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                                  EXHIBIT INDEX

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Exhibit
Number                                     Description
-------                                    ------------

1.1                          Underwriting Agreement dated February 3,
                             1998 among the Company and Smith Barney
                             Inc., Legg Mason Wood Walker, Incorporated,
                             Merrill Lynch, Pierce, Fenner & Smith
                             Incorporated, Morgan Stanley & Co.
                             Incorporated and J.C.
                             Bradford & Co.
5.1                          Opinion of Sirote & Permutt, P.C.
5.2                          Opinion of Ballard, Spahr, Andrews & Ingersoll
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